Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.



                                                                    Exhibit 10.1


                                  (Translation)

CANCELLATION AGREEMENT [CONVENIO DE CANCELACION] ("THIS AGREEMENT") MADE BY AND BETWEEN TELEFONOS DE MEXICO, S.A. DE C.V., REPRESENTED BY MR. SERGIO RODRIGUEZ MOLLEDA, LEGAL REPRESENTATIVE ("TELMEX"), AND AOL MEXICO, S. DE R.L. DE C.V., REPRESENTED BY MR. EDUARDO ALBERTO ESCALANTE CASTILLO, LEGAL REPRESENTATIVE ("AOL") (TELMEX AND AOL WILL HEREINAFTER BE JOINTLY REFERRED TO AS THE "PARTIES"), PURSUANT TO THE FOLLOWING BACKGROUND, REPRESENTATIONS AND CLAUSES:

                               B A C K G R O U N D

                  I. The Parties have executed a Contract pursuant to which Telmex has made available to AOL such Internet Trunk Lines [TRONCALES] (the "Trunk Lines") as are necessary in order to run AOL's National Switched Access Network [RED NACIONAL DE ACCESO CONMUTADO].

                  II. Throughout the Contract term and up to February 2002, AOL ordered [**] Trunk Lines from Telmex and requested [**] additional Trunk Lines which Telmex neither activated nor delivered. Such Trunk Lines are described on
Exhibit 1 hereto.

                  III. From March to July 2002, AOL cancelled [**] Trunk Lines (which are described on Exhibit 2 hereto); [**] of such Trunk Lines were delivered by Telmex and [**] had not yet been delivered. The Parties hereby agree on the cancellation damages due only to the [**] Trunk Lines that AOL cancelled; no damages are due for the undelivered [**] Trunk Lines.

                  IV. From July 2002 to June 30, 2003, AOL ordered [**] Trunk Lines described on Exhibit 3 hereto; from July 1st, 2003, onward, said Trunk Lines became a part of the Internet Ports supplied by Uninet, S.A. de C.V., to AOL; therefore, from this date on, said Trunk Lines are the subject matter of contracts executed with and invoiced by Uninet, S.A. de C.V.

                         R E P R E S E N T A T I O N S :

                  I. The Parties acknowledge and agree that this Agreement apply to all of the Trunk Lines listed on Exhibits 2 and 3 hereto, as previously negotiated and agreed upon by the Parties and stated in this Agreement.

                  II. The Parties mutually recognize their qualifications and authority to execute this Agreement and represent that said authority has not been revoked, modified or otherwise limited, and that they therefore have such powers as are necessary to bind themselves pursuant to this Agreement.

                  III. The Parties agree to enter into this Agreement pursuant to the terms and conditions laid down in the following

                                 C L A U S E S :

                  FIRST. AGREEMENT PURPOSE

                  The Parties enter into this Agreement in order to cancel the Trunk Lines listed on Exhibit 2 hereto, effective as of the date stated on
Exhibit 2, as provided in the Background and Representations hereof.

                  The Parties agree that the liquidated damages for the premature cancellation of the Trunk Lines listed on Exhibit 2 hereto amount to Ps.[**].

                  Telmex hereby extends AOL a US$[**] debt reduction; AOL must pay the difference between the liquidated damages due to premature cancellation of the Trunk Lines and the debt reduction to which this paragraph refers, within 30 (thirty) business days following the execution date hereof, against the corresponding invoice [issued by Telmex] meeting all of the requirements of the applicable laws.

                  In order to compute the amount payable by AOL and the exchange rate applicable to the debt reduction will be the exchange rate published by Banco de Mexico on the OFFICIAL GAZETTE of the Federation [DIARIO OFICIAL DE LA FEDERACION] on the date on which payment is made to Telmex.

                  Telmex acknowledges and accepts that the payment to be made to it is the only amount that Telmex will charge AOL for the cancellation of the Trunk Lines listed on Exhibit 2 hereto.

                  Telmex agrees that the Trunk Lines listed on Exhibit 3 hereto were cancelled effective June 30, 2003. Telmex further acknowledges and accepts that AOL Mexico [sic] does not owe it any amount for the Cancellation or otherwise, as proper, of the Trunk Lines listed on Exhibit 3, or anything else in connection with said Trunk Lines or [any] equipment that may have been necessary to provide the services.

                  Telmex and AOL agree to render without effects, from July 1st onward, the Letter of Intent [CARTA DE INTENCION] dated June 11, 2003, which Mr. Sergio Rodriguez Molleda sent to Mr. Eduardo Alberto Escalante Castillo, and that only the confidentiality obligation stated in paragraph 7 of said letter will remain in effect for three years counting from July 1st, 2003.

                  SECOND. RELEASE OF LIABILITY

                  As a result of the provisions of this Cancellation Agreement, Telmex, on its own behalf and on behalf of its officers, directors, stockholders, employees, agents, assigns, assignees, holding company, subsidiary companies and related parties and affiliates (collectively, the "Telmex Releasors") hereby irrevocably releases AOL and all of AOL's officers, directors, stockholders, employees, agents, assigns, assignees, holding company, subsidiary companies and related parties and affiliates (collectively, "AOL's Releasees") from any claim, complaint, action, demand, cost, loss, liability, damages and charges of any kind, whether now or in the future known (collectively, the "Claims") that any Telmex Releasor asserts or may have asserted against any AOL Releasee, effective July 1st, 2003, in connection with or arising from anything related to the Trunk Lines listed on Exhibits 2 and 3 hereto.

                  THIRD. CONFIDENTIALITY

                  This Agreement will be regarded confidential by the Parties and will not be disclosed to other than the employees or agents that must have access to the Confidential Information contained herein in order to be able to comply with the Parties' obligations hereunder; the Parties must make sure that said employees and agents in turn undertake not to disclose the confidential information herein contained.

                  The Parties acknowledge and agree that the information herein contained will not be regarded Confidential Information if (a) it becomes publicly known due to other than the recipient's default of its obligations hereunder; (b) it was delivered to the recipient by a third party not under any confidentiality obligation; (c) it was developed by the recipient prior to the execution date hereof, and the recipient can so prove with documentary evidence;
(d) it was disclosed pursuant to a court order, on the understanding that the recipient will only disclose the information that must be disclosed pursuant to said court order and will make all reasonable efforts to cause the involved Confidential Information to be afforded treatment as Confidential Information;
(e) it has been disclosed with the other Party's prior written approval; or (f) the [Parties'] holding or affiliated companies need to disclose the Confidential Information to the competent authorities such as but not limited to the U. S. Securities and Exchange Commission because they are under the obligation to do so under applicable laws, regulations or statutes.

                  FOURTH. LANGUAGE

                  This Agreement may be entered into in Spanish and English, on the understanding that the Spanish version will prevail in the event of any dispute involving this Agreement.

                  FIFTH. JURISDICTION, CONSTRUCTION AND ENFORCEMENT

                  For everything regarding the construction, fulfillment and enforcement of this Agreement, the Parties submit to the applicable laws and competent courts of the City of Mexico, Federal District, and expressly waive the jurisdiction of any other court to which they may be subject due to their present or future domiciles.

                  Since this Agreement does not contain any Clause which is contrary to law and since the Parties represent that they were not subject to duress, bad faith, or any defect of consent that might render the same null and void, the Parties execute the same in duplicate in the City of Mexico, Federal District, on February 27, 2004.


            TELMEX                                        AOL

TELEFONOS DE MEXICO, S.A. DE C.V.             AOL MEXICO, S. DE R.L. DE C.V.

By:                                           By:

/s/ SERGIO RODRIGUEZ MOLLEDA                  /s/ EDUARDO A. ESCALANTE CASTILLO
-----------------------------                 ---------------------------------
SERGIO RODRIGUEZ MOLLEDA                      EDUARDO A. ESCALANTE CASTILLO

                     EXHIBIT 1 TO THE CANCELLATION AGREEMENT

               TRUNK LINES ORDERED BY AOL AND DELIVERED BY TELMEX



              City                     Telephone            Trunk Lines                Activation
              ----                     ---------            -----------                ----------
Mexico City                            19432266                 [**]                    11/30/00

Monterrey                              81229998                 [**]                    06/14/01

Guadalajara                            32490201                 [**]                    11/23/00

Cancun                                 98818640                 [**]                    08/31/02

Merida                                 99406265                 [**]                    08/31/02

Oaxaca                                 95016265                 [**]                    08/31/02

Puebla                                 22137300                 [**]                    09/03/02

Morelia                                43226999                 [**]                    09/27/02

Veracruz                               29249205                 [**]                    09/27/02

Acapulco                               74350105                 [**]                    09/25/02

Jalapa                                 28420205                 [**]                    09/25/02

Puerto Vallarta                        32260208                 [**]                    09/25/02

Queretaro                              42114040                 [**]                    09/25/02

San Luis Potosi                        48265020                 [**]                    09/25/02

Aguascalientes                         40105005                 [**]                    10/10/02

Leon                                   47884940                 [**]                    10/10/02

Villahermosa                           93580265                 [**]                    10/10/02

Mazatlan                               69890595                 [**]                    10/22/02

Mexicali                               65804500                 [**]                    10/22/02

Cd. Juarez                             16290998                 [**]                    10/23/02

Chihuahua                              14320990                 [**]                    10/23/02

Culiacan                               77590404                 [**]                    11/14/02

Cuernavaca                              3105300                 [**]                    03/08/02

Tampico                                 2290416                 [**]                    03/08/02

                            TOTAL                               [**]


             TRUNK LINES ORDERED BY AOL BUT NOT DELIVERED BY TELMEX



              City                     Telephone            Trunk Lines                Activation
              ----                     ---------            -----------                ----------
Chilpancingo, Guerrero                                           [**]

Guaymas, Sonora                                                  [**]

La Paz                                                           [**]

San Juan del Rio, Queretaro                                      [**]

Tepic, Nayarit                                                   [**]

Zamora, Michoacan                                                [**]

Nuevo Laredo                                                     [**]

Tijuana                                                          [**]

Uruapan, Michoacan                                               [**]

Cuernavaca                                                       [**]

Monclova, Coahuila                                               [**]

Nogales, Sonora                                                  [**]

Guadalajara                                                      [**]

Colima, Colima                                                   [**]

Los Mochis                                                       [**]

Toluca                                                           [**]

Torreon                                                          [**]

Valle de Bravo                                                   [**]

                            TOTAL                                [**]


                     EXHIBIT 2 TO THE CANCELLATION AGREEMENT




                               Number                        Number                         Number
                                of          Effective         of          Effective          of          Effective
                               Trunk      Cancellation       Trunk      Cancellation        Trunk      Cancellation
           City                Lines          Date           Lines          Date            Lines          Date
           ----                ------     -------------      ------     -------------       ------     ------------
ACAPULCO                                                      [**]         06/01/02          [**]        07/01/02
AGUASCALIENTES                  [**]        03/01/02          [**]         06/01/02
CANCUN                          [**]        03/01/02          [**]         06/01/02
CD. JUAREZ                                                                                   [**]        07/01/02
CUERNAVACA                                                                                   [**]        07/01/02
CULIACAN                        [**]        03/01/02          [**]         06/01/02
CHIHUAHUA                                                     [**]         06/01/02
GUADALAJARA                                                   [**]         06/01/02          [**]        07/01/02
JALAPA                          [**]        03/01/02                                         [**]        07/01/02
LEON                            [**]        03/01/02          [**]         06/01/02
MAZATLAN                        [**]        03/01/02          [**]         06/01/02
MERIDA                          [**]        03/01/02          [**]         06/01/02
MEXICALI                        [**]        03/01/02          [**]         06/01/02          [**]        07/01/02
MEXICO CITY                     [**]        03/01/02          [**]         06/01/02          [**]        07/01/02
MONTERREY                                                     [**]         06/01/02          [**]        07/01/02
MORELIA                                                       [**]         06/01/02          [**]        07/01/02
OAXACA                                                        [**]         06/01/02          [**]        07/01/02
PUEBLA                          [**]        03/01/02          [**]         06/01/02
PUERTO VALLARTA                 [**]        03/01/02
QUERETARO                       [**]        03/01/02          [**]         06/01/02
SAN LUIS POTOSI                 [**]        03/01/02          [**]         06/01/02          [**]        07/01/02
TAMPICO                                                       [**]         06/01/02
VERACRUZ                        [**]        03/01/02          [**]         06/01/02
VILLAHERMOSA                    [**]        03/01/02          [**]         06/01/02
CHILPANCINGO, GUERRERO          [**]        03/01/02
GUAYMAS, SONORA                 [**]        03/01/02
LA PAZ                          [**]        03/01/02
SAN JUAN DEL RIO, QUERETARO     [**]        03/01/02
TEPIC, NAYARIT                  [**]        03/01/02
ZAMORA, MICHOACAN               [**]        03/01/02
MATAMOROS                       [**]        03/01/02
NUEVO LAREDO                    [**]        03/01/02
REYNOSA                         [**]        03/01/02
TIJUANA                         [**]        03/01/02
URUAPAN, MICHOACAN              [**]        03/01/02
CUERNAVACA                      [**]        03/01/02
MONCLOVA, COAHUILA              [**]        03/01/02
NOGALES, SONORA                 [**]        03/01/02
GUADALAJARA                     [**]        03/01/02
COLIMA, COLINA                  [**]        03/01/02
LOS MOCHIS, SINALOA             [**]        03/01/02
SALTILLO                        [**]        03/01/02
TOLUCA                          [**]        03/01/02
TORREON                         [**]        03/01/02
VALLE DE BRAVO                  [**]        03/01/02
                               ----                           ----                            ----
Subtotal                         [**]                          [**]                           [**]

                      TOTAL                                            [**]
                                                                       ----


                     EXHIBIT 3 TO THE CANCELLATION AGREEMENT

                TRUNK LINES IN ACTIVE SERVICE UP TO JUNE 30, 2003


          City                         Telephone           Trunk Lines            Activation
          ----                         ---------           -----------            ----------
Acapulco                                 74350105               [**]                   09/25/02

Aguascalientes                           40105005               [**]                   10/10/02

Cancun                                   98818640               [**]                   08/31/02

Cd. Juarez                               16290998               [**]                   10/23/02

Culiacan                                 77590404               [**]                   11/14/02

Cuernavaca                               69890595               [**]                   03/08/02

Chihuahua                                14320990               [**]                   10/23/02

Guadalajara                              32490201               [**]                   11/23/00

Jalapa                                   28420205               [**]                   09/25/02

Leon                                     47884940               [**]                   10/10/02

Mazatlan                                 69890595               [**]                   10/22/02

Merida                                   99406265               [**]                   08/31/02

Mexicali                                 65804500               [**]                   10/22/02

Mexico City                              19432266               [**]                   11/30/00

Monterrey                                81229998               [**]                   06/14/01

Morelia                                  43226999               [**]                   09/27/02

Oaxaca                                   95016265               [**]                   08/31/02

Puebla                                   22137300               [**]                   09/03/02

Puerto Vallarta                          32260208               [**]                   09/25/02

Queretaro                                42114040               [**]                   09/25/02

San Luis Potosi                          48265020               [**]                   09/25/02

Tampico                                   2290418               [**]                   03/18/02

Veracruz                                 29249205               [**]                   09/27/02

Villahermosa                             93580265               [**]                   10/10/02

                   TOTAL                                        [**]
                                                                ----
